UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2010

Valpey-Fisher Corporation
(Exact Name of Registrant as Specified in Charter)

Maryland	1-4184	06-0737363
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification Number)
75 South Street, Hopkinton, MA	01748
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (508) 435-6831

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders was held on May 13, 2010.  Listed below is the matter submitted to stockholders and the final results of the stockholder votes.

(1) Election of eight directors
			“Broker
Nominee	“For”	“Withheld”	Non-Votes”

Mario Alosco	2,553,790	5,159	1,014,746
Gary Ambrosino	2,554,040	4,909	1,014,746
Richard W. Anderson	2,529,070	29,879	1,014,746
Michael J. Ferrantino	2,553,698	5,251	1,014,746
Eli Fleisher	2,553,248	5,701	1,014,746
Lawrence Holsborg	2,553,248	5,701	1,014,746
Steven Schaefer	2,553,823	5,126	1,014,746
Ted Valpey, Jr	2,553,398	5,551	1,014,746

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Valpey-Fisher Corporation

Date:	May 14, 2010	By:	/s/ Michael J. Kroll
Michael J. Kroll
Vice President, Treasurer and
Chief Financial Officer